Fund/Ticker
Strategic Advisers® U.S. Total Stock Fund/FSAKX
Offered exclusively to certain managed account clients of Strategic Advisers LLC or its affiliates - not available for sale to the general public

Summary Prospectus
July 30, 2025

Before you invest, you may want to review the fund's prospectus, which contains more information about the fund and its risks. You can find the fund's prospectus, reports to shareholders, and other information about the fund (including the fund's SAI) online at fundresearch.fidelity.com/prospectus/sec. You can also get this information at no cost by calling 1-800-FIDELITY or by sending an e-mail request to fidfunddocuments@fidelity.com. The fund's prospectus and SAI dated July 30, 2025 are incorporated herein by reference.
245 Summer Street, Boston, MA 02210

Fund Summary
Fund:
Strategic Advisers® U.S. Total Stock Fund
Investment Objective
Strategic Advisers® U.S. Total Stock Fund seeks capital appreciation.
Fee Table
The following table describes the fees and expenses that may be incurred when you buy, hold, and sell shares of the fund.

Shareholder fees
(fees paid directly from your investment)	None

Annual Operating Expenses
(expenses that you pay each year as a % of the value of your investment)
Management fee (fluctuates based on the fund's allocation among underlying funds and sub-advisers)	0.42% A
Distribution and/or Service (12b-1) fees	None
Other expenses	0.01%
Acquired fund fees and expenses	0.03%
Total annual operating expenses	0.46% B
Fee waiver and/or expense reimbursement	0.25% A
Total annual operating expenses after fee waiver and/or expense reimbursement	0.21% B
AStrategic Advisers LLC (Strategic Advisers) has contractually agreed that the fund's maximum aggregate annual management fee will not exceed 0.65% of the fund's average daily net assets. In addition, Strategic Advisers has contractually agreed to waive a portion of the fund's management fee in an amount equal to 0.25% of the fund's average daily net assets. This arrangement will remain in effect through September 30, 2027, and neither Strategic Advisers nor any of its affiliates retain the ability to be repaid with respect to this arrangement. Strategic Advisers may not terminate this arrangement without the approval of the Board of Trustees.
BDiffers from the ratios of expenses to average net assets in the Financial Highlights section of the prospectus because of acquired fund fees and expenses.
This example helps compare the cost of investing in the fund with the cost of investing in other funds.
Let's say, hypothetically, that the annual return for shares of the fund is 5% and that the fees and the annual operating expenses for shares of the fund are exactly as described in the fee table. This example illustrates the effect of fees and expenses, but is not meant to suggest actual or expected fees and expenses or returns, all of which may vary. For every $10,000 you invested, here's how much you would pay in total expenses if you sell all of your shares at the end of each time period indicated:

1 year	$22
3 years	$86
5 years	$197
10 years	$520

Portfolio Turnover
The fund will not incur transaction costs, such as commissions, when it buys and sells shares of affiliated mutual funds but may incur transaction costs when buying or selling non-affiliated funds and other types of securities (including Exchange Traded Funds (ETFs)) directly (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual operating expenses or in the example, affect the fund's performance. For the period from June 26, 2024 to May 31, 2025, the fund's portfolio turnover rate was 74% of the average value of its portfolio.
Principal Investment Strategies
  Normally investing at least 80% of assets in U.S. stocks and in shares of other U.S. stock funds.
Stocks are a type of equity security that represent an ownership interest in an issuer. Stocks include common stocks (including depositary receipts evidencing ownership of common stock) and preferred stocks.
U.S. stock funds are funds (including mutual funds and ETFs) that invest at least 80% of assets in U.S. stocks. Whether an underlying fund is included in the fund's 80% policy is determined at the time of investment and evaluated periodically thereafter.
The Adviser considers a number of factors to determine whether an issuer is located in or tied economically to a particular country or region including: whether a third-party vendor has assigned a particular country or region classification to the issuer or included the issuer in an index representative of a particular country or region; the issuer's domicile, incorporation, and location of assets; whether the issuer derives at least 50% of its revenues from, or has at least 50% of its assets in, a particular country or region; the source of government guarantees (if any); and the primary trading market or listing exchange. Whether an issuer is located in or tied economically to a particular country can be determined under any of these factors.
Effective December 11, 2025, derivative instruments that provide investment exposure to the investments above or exposure to one or more market risk factors associated with such investments are included in the fund's 80% policy, consistent with the fund's investment policies and limitations with respect to investments in derivatives.
  Investing in domestic and foreign issuers.
  Investing in either "growth" stocks or "value" stocks or both. Additionally, the fund is not limited to investing in securities of a specific market capitalization and may hold securities of large, medium and/or small capitalization companies.
  Implementing investment strategies by investing directly in securities through one or more managers (sub-advisers) or indirectly in securities through one or more other funds, referred to as underlying funds, which in turn invest directly in securities (as described below).
  Allocating assets among affiliated equity funds (i.e., Fidelity® funds, including mutual funds and ETFs), non-affiliated equity funds that typically participate in Fidelity's FundsNetwork®, non-affiliated ETFs (collectively, underlying funds), and sub-advisers.
  Allocating assets among sub-advisers and underlying funds using proprietary fundamental and quantitative research, considering factors including, but not limited to, performance in different market environments, manager experience and investment style, management company infrastructure, costs, asset size, and portfolio turnover.
Pursuant to an exemptive order granted by the Securities and Exchange Commission (SEC), Strategic Advisers LLC (Strategic Advisers) is permitted, subject to the approval of the Board of Trustees, to enter into new or amended sub-advisory agreements with one or more unaffiliated sub-advisers without obtaining shareholder approval of such agreements. Subject to oversight by the Board of Trustees, Strategic Advisers has the ultimate responsibility to oversee the fund's sub-advisers and recommend their hiring, termination, and replacement. In the event the Board of Trustees approves a sub-advisory agreement with a new unaffiliated sub-adviser, shareholders will be provided with information about the new sub-adviser and sub-advisory agreement.
Principal Investment Risks
  Multiple Sub-Adviser Risk.
Separate investment decisions and the resulting purchase and sale activities of the fund's sub-advisers might adversely affect the fund's performance or lead to disadvantageous tax consequences.
  Investing in Other Funds.
Regulatory restrictions may limit the amount that one fund can invest in another, which means that the fund's manager may not be able to invest as much as it wants to in some other funds. The fund bears all risks of investment strategies employed by the underlying funds, including the risk that the underlying funds will not meet their investment objectives. Underlying funds that are passively managed attempt to track the performance of an unmanaged index of securities and as such their performance could be lower than actively managed funds, which may shift their portfolio assets to take advantage of market opportunities or lessen the impact of a market decline. In addition, errors in the construction of the index tracked by an underlying passively managed fund may have an adverse impact on the performance of such underlying fund.
  Stock Market Volatility.
Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market, or economic developments. Different parts of the market, including different market sectors, and different types of securities can react differently to these developments.
  Foreign Exposure.
Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market.
  Industry Exposure.
Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect a single industry or group of related industries.
  Issuer-Specific Changes.
The value of an individual security or particular type of security can be more volatile than, and can perform differently from, the market as a whole.
  Investing in ETFs.
ETFs may trade in the secondary market at prices below the value of their underlying portfolios and may not be liquid. ETFs that track an index are subject to tracking error and may be unable to sell poorly performing assets that are included in their index or other benchmark.
  "Growth" Investing.
"Growth" stocks can perform differently from the market as a whole and other types of stocks and can be more volatile than other types of stocks.
  "Value" Investing.
"Value" stocks can perform differently from the market as a whole and other types of stocks and can continue to be undervalued by the market for long periods of time.
  Quantitative Investing.
Securities selected using quantitative analysis can perform differently from the market as a whole as a result of the factors used in the analysis, the weight placed on each factor, and changes in the factors' historical trends.
  Mid Cap Investing.
The value of securities of medium size, less well-known issuers can perform differently from the market as a whole and other types of stocks and can be more volatile than that of larger issuers.
  Small Cap Investing.
The value of securities of smaller, less well-known issuers can perform differently from the market as a whole and other types of stocks and can be more volatile than that of larger issuers.
An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You could lose money by investing in the fund.
Performance
The following information is intended to help you understand the risks of investing in the fund.
The information illustrates the changes in the performance of the fund's shares from year to year and compares the performance of the fund's shares to the performance of a securities market index and an additional index over various periods of time. The additional index has characteristics relevant to the fund's investment strategies. Index descriptions appear in the "Additional Index Information" section of the prospectus. Past performance (before and after taxes) is not an indication of future performance.
Effective August 16, 2024, Strategic Advisers® Large Cap Fund ("Predecessor Fund") and another fund were reorganized into the fund ("Reorganization"). The Predecessor Fund, which had an investment objective that was identical to the fund's, was designated as the accounting survivor in the Reorganization. As a result, the fund has assumed the Predecessor Fund's historical performance, which includes the historical performance of Strategic Advisers® Core Fund for periods prior to November 20, 2020 which was assumed by the Predecessor Fund in a prior reorganization. The performance information shown below includes that of the Predecessor Fund, which had a different fee structure than the fund, for all periods prior to the Reorganization. Past performance may have been different if the fund's current fee structure had been in place during the period.
Visit www.fidelity.com for more recent performance information.
Year-by-Year Returns
2015	2016	2017	2018	2019	2020	2021	2022	2023	2024
0.08%	10.82%	22.55%	-5.82%	31.68%	19.32%	27.99%	-17.34%	26.82%	25.67%

During the periods shown in the chart:	Returns	Quarter ended
Highest Quarter Return	20.84%	June 30, 2020
Lowest Quarter Return	-20.16%	March 31, 2020
Year-to-Date Return	5.14%	June 30, 2025

Average Annual Returns*
After-tax returns are calculated using the historical highest individual federal marginal income tax rates, but do not reflect the impact of state or local taxes. Actual after-tax returns may differ depending on your individual circumstances. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement, such as an employee benefit plan (profit sharing, 401(k), or 403(b) plan). Return After Taxes on Distributions and Sale of Fund Shares may be higher than other returns for the same period due to a tax benefit of realizing a capital loss upon the sale of fund shares.

For the periods ended December 31, 2024	Past 1 year	Past 5 years	Past 10 years
Strategic Advisers® U.S. Total Stock Fund
Return Before Taxes	25.67%	15.00%	12.99%
Return After Taxes on Distributions	23.35%	13.23%	11.25%
Return After Taxes on Distributions and Sale of Fund Shares	16.44%	11.65%	10.19%
Dow Jones U.S. Total Stock Market Index℠ (reflects no deduction for fees, expenses, or taxes)	23.88%	13.78%	12.48%
Strategic Advisers® U.S. Total Stock Fund Linked Index (reflects no deduction for fees, expenses, or taxes)	25.50%	14.61%	13.15%

* For Strategic Advisers® U.S. Total Stock Fund, the table reflects average annual returns of the Predecessor Fund for all periods between November 20, 2020 and August 16, 2024. The Predecessor Fund's average annual returns includes the average annual returns of Strategic Advisers® Core Fund for periods prior to November 20, 2020.
Investment Adviser
Strategic Advisers (the Adviser) is the fund's manager. AllianceBernstein L.P., Arrowstreet Capital, Limited Partnership, BlackRock Investment Management, LLC, Brandywine Global Investment Management, LLC, D. E. Shaw Investment Management, L.L.C., FIAM LLC, FIL Investment Advisors, Fidelity Diversifying Solutions LLC, GW&K Investment Management, LLC, Geode Capital Management, LLC, J.P. Morgan Investment Management Inc., LSV Asset Management, Loomis, Sayles & Company, L.P., Neuberger Berman Investment Advisers LLC, Pacific Investment Management Company LLC, PineBridge Investments LLC, Portolan Capital Management, LLC, Principal Global Investors, LLC, River Road Asset Management, LLC, T. Rowe Price Associates, Inc., Wellington Management Company LLP, and William Blair Investment Management, LLC have been retained to serve as sub-advisers for the fund.
FIL Investment Advisors (UK) Limited (FIA(UK)), FMR Investment Management (UK) Limited (FMR UK), Fidelity Management & Research (Hong Kong) Limited (FMR H.K.), and Fidelity Management & Research (Japan) Limited (FMR Japan) have been retained to serve as sub-subadvisers for the fund.
The Adviser may change a sub-adviser's asset allocation at any time, including allocating no assets to, or terminating the sub-advisory contract with, a sub-adviser.
Portfolio Manager(s)
Niall Devitt (Lead Portfolio Manager) has managed the fund since 2024.
Gopalakrishnan Anantanatarajan (Co-Portfolio Manager) has managed the fund since 2024.
Barry Golden (Co-Portfolio Manager) has managed the fund since 2024.
Purchase and Sale of Shares
The fund is not available for sale to the general public.
The price to buy one share is its net asset value per share (NAV). Shares will be bought at the NAV next calculated after an order is received in proper form.
The price to sell one share is its NAV. Shares will be sold at the NAV next calculated after an order is received in proper form.
The fund is open for business each day the New York Stock Exchange (NYSE) is open.
There is no purchase minimum for fund shares.
Tax Information
Distributions you receive from the fund are subject to federal income tax and generally will be taxed as ordinary income or capital gains, and may also be subject to state or local taxes, unless you are investing through a tax-advantaged retirement account (in which case you may be taxed later, upon withdrawal of your investment from such account).
Payments to Broker-Dealers and Other Financial Intermediaries
The fund, the Adviser, Fidelity Distributors Company LLC (FDC), and/or their affiliates may pay intermediaries, which may include banks, broker-dealers, retirement plan sponsors, administrators, or service-providers (who may be affiliated with the Adviser or FDC), for the sale of fund shares and related services. These payments may create a conflict of interest by influencing your intermediary and your investment professional to recommend the fund over another investment. Ask your investment professional or visit your intermediary's web site for more information.

Fidelity Distributors Company LLC (FDC) is a member of the Securities Investor Protection Corporation (SIPC). You may obtain information about SIPC, including the SIPC brochure, by visiting www.sipc.org or calling SIPC at 202-371-8300.
Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2025 FMR LLC. All rights reserved.
1.9911784.102	STS-SUM-0725